EXHIBIT  10.6

                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT ("Agreement") is made and entered into this 23rd day of September, 2003, by and between RAPIDTRON, INC., a Nevada corporation, ("Debtor"); AXESS AG ("Secured Party"); and DESIGNA ACCESS CORPORATION, an agent of Axess AG ("Agent").

     For valuable consideration, receipt of which is acknowledged, Debtor grants to Secured Party a security interest in the property described in Schedule I attached hereto and incorporated by this reference (herein called "Collateral").

     TOGETHER  WITH  all  proceeds  of  the  Collateral.

     TO  SECURE  THE  FOLLOWING  OBLIGATIONS  (collectively, the "Obligations"):

     (a) The payment and performance of Debtor's indebtedness and obligations to Secured Party under that certain Purchase Order dated May 16, 2003, with a requested delivery date of July 7, 2003, between Secured Party and Debtor, as amended by that certain Letter Agreement between Debtor and Secured Party dated September 23, 2003, and any and all extensions, renewals, modifications, amendments and replacements thereof (collectively, the "Purchase Order");

     (b) The payment and performance of all Debtor's indebtedness and obligations to Secured Party under (i) this Security Agreement, (ii) any and all agreements, instruments or documents now or hereafter evidencing or securing an Additional Debt (as defined below), and (iii) any and all agreements, instruments or documents now or hereafter evidencing or securing the Purchase Order; and

     (c) The payment and performance of any other debts, obligations or liabilities, with interest thereon, of Debtor (or any successor in interest to Debtor as the owner of the Collateral) to Secured Party heretofore, now or hereafter made, incurred or created when Debtor (or such successor) executes an agreement, instrument or document which specifically states that such debts, obligations or liabilities are secured by this Agreement (an "Additional Debt").

1.     Representations  and  Warranties.  Debtor  represents,  warrants  and
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covenants  to  Secured  Party  as  follows:

     (a) Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrances. Debtor will defend against all claims and demands of all persons at any time claiming the same or an interest therein.

     (b) Except as stated on Schedule I hereto, no Financing Statement covering any Collateral or any proceeds thereof is on file in any public office. At the request of Secured Party, Debtor will join with Secured Party in executing one or more Financing Statements, pursuant to the Uniform Commercial Code, naming Agent as the secured party in a form satisfactory to Secured Party and will pay the cost of filing the same or filing or recording this Agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable.


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     (c)     Debtor  shall  keep  separate, accurate and complete records of the
Collateral and provide Secured Party with such books, records and such other reports and information relating to the Collateral as Secured Party may request from time to time.

2.     Default.  Debtor  shall  be  in  default  under  this  Agreement upon the
       -------
happening  of  any  of  the  following  events  or  conditions:

     (a) Default by Debtor in the payment of any or all of the Obligations secured hereby, or failure by Debtor to perform any agreement herein contained or referred to herein or secured hereby.

     (b) Any warranty, representation or statement, made or furnished to Secured Party by or on behalf of Debtor, that proves to have been false in any material respect when made or furnished;

     (c) Termination of existence, dissolution, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by, or against, Debtor.

3.     Remedies.  Upon  any  such default, Secured Party, at its option, without
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demand  upon  or  notice to Debtor, declare all Obligations secured hereby to be immediately due and payable, and Secured Party shall have all the rights and remedies provided a secured party under the Uniform Commercial Code as enacted in California and may proceed to foreclose the security interest created hereby according to law, and may, at its option, and it is hereby empowered, with or without foreclosure action, to enter upon the business premises of Debtor or other premises where the Collateral or any part thereof may be and take possession thereof and remove the Collateral or any part thereof. In addition, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown above at least ten (10) days before the time of the sale or disposition. The Collateral may be sold in one or more lots and at one or more sales, which may be held on different days and need not be held within view of the Collateral being sold. Secured Party shall deduct and retain from the proceeds of such sale or sales all costs and expenses paid or incurred in the taking, removal, holding, preparing for sale or sales of the Collateral, including any reasonable attorneys' fees and legal expenses incurred or paid by Secured Party; the balance of the proceeds shall be applied by Secured Party upon the Obligations secured hereby, in such order and manner as Secured Party may determine, and the surplus, if any, shall be paid to Debtor or to the person or persons lawfully entitled to receive the same.

     Secured Party, at its option, shall have the right to commence any action or proceeding against a third party or appear in or defend any action or proceeding brought by a third party purporting to affect the rights, duties or liabilities of the parties hereto, including, without limiting the generality of the foregoing, an action to foreclose the security interest created hereby, and in connection therewith to incur costs, expenses and attorneys' fees in any such action or proceeding in which the Secured Party shall appear, all of which costs, expenses and attorneys' fees will be paid or reimbursed to Secured Party by Debtor together with interest from the date of expenditure at the maximum rate permitted by law.


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     In  the  event  of  any default hereunder, Secured Party shall be entitled, without notice and without regard to the adequacy of the Collateral and of any other security for the indebtedness hereby secured, to the appointment of a receiver to take possession of all or any part of the Collateral and to exercise such powers as the Court shall confer upon him.

     At any public sale or sales made under this Paragraph or authorized herein or by law, or at any sale or sales made upon judicial foreclosure of this security interest, Secured Party (or its representative) may bid for and purchase any Collateral being sold and, in the event of such purchase, shall hold such property thereafter discharged of all rights of redemption.

4.     Agency.  Debtor  hereby  recognizes  Agent  as  agent  of  Secured  Party
       ------
authorized to act on behalf of Secured Party pursuant to this Agreement. Any right granted to Secured Party hereunder may be enforced by Agent and any act permitted to be taken by Secured Party hereunder may be taken by Agent on behalf of Secured Party.

5.  Assignment.  The  words  "Secured Party" and "Debtor", as used herein, shall
    ----------
be construed to include the heirs, legatees, devisees, administrators, executors, successors and assigns, respectively, of Secured Party and Debtor. This Agreement shall bind and inure to the benefit of such third persons. Whenever the context so requires, the masculine gender includes the feminine and neuter, the singular number includes the plural, and vice versa. References to the Uniform Commercial Code refer to the Uniform Commercial Code as adopted by the State of California.

6.     Attorney  Fees.  In the event suit is brought to enforce or interpret any
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part  of this Agreement, the prevailing party shall be entitled to recover as an element of its cost of suit, and not as damages, a reasonable attorneys' fee to be fixed by the Court.

7.     Release.  Upon  performance  of  the  obligation  and payment of the debt
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secured hereby, Secured Party shall execute such documents as Debtor may request to  release  and  relinquish  the  security  interest  created  hereby.

     The parties hereto have executed this Agreement the day and year first written above.

"Debtor"                                "Secured  Party"

RAPIDTRON,  INC.,                        AXESS  AG
a  Nevada  corporation


By:      /s/  John  Creel                By:       /s/ Wolfram Kocznar
   --------------------------------         -----------------------------------
     John  Creel,  President  &  CEO     Print  Name:  Wolfram  Kocznar
                                         Its:  CEO

                                        "Agent"

                                         DESIGNA  ACCESS  CORPORATION



                                         By:    /s/  W.  Bernie  Kubisiak
                                           -------------------------------------
                                         Print  Name:  W.  Bernie  Kubisiak
                                         Its:  Treasurer


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                                   SCHEDULE I


                            DESCRIPTION OF COLLATERAL
                            -------------------------


     The first One Hundred Thousand Dollars (US$100,000) collected by Debtor, beginning on September 23, 2003, pursuant to Debtor's contract rights, rights to the payment of money (whether due or to become due and whether or not earned by performance), in the following accounts receivable:

                       (Please attach Aging Detail Report)


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